EXHIBIT 99.1



August 12, 2002

Via EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.

Re: Financial Institutions, Inc. - Quarterly Report on Form 10-Q For the Quarterly Period ending June 30, 2002

Ladies and Gentlemen:

Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

Very Truly Yours,
Financial Institutions, Inc.

By: /s/ Peter G. Humphrey
   ---------------------------------
Peter G. Humphrey
Chairman of the Board, President and
Chief Executive Officer